UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

SCHEDULE 14A

(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant  ☒

Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under § 240.14a-12

Monroe Capital Corporation

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required

☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

YOUR VOTE IS MISSING AND URGENTLY NEEDED! Dear Fellow Stockholder : We recently distributed proxy materials for the Monroe Capital Corporation 2024 Annual Meeting of Stockholders, which will be held on June 18 , 2024 . We urge you to vote as soon as possible to ensure that the meeting can occur as scheduled . Our records indicate that your vote has not yet been received but the 2024 Annual Meeting of Stockholders is quickly approaching . If sufficient votes are not cast before the meeting, it may be necessary to adjourn and reschedule, incurring additional costs to the company and its stockholders . Your vote is extremely important, regardless of the number of shares you own . We encourage you to respond to the proxy solicitation by voting in favor of each of the proposals up for consideration . Please see the instructions below to vote your shares through the internet, phone, or hardcopy return . Failure to obtain the required votes for all of the proposals will cause the Annual Stockholder Meeting to be adjourned until all voting requirements are met . If you have any questions, please feel free to contact your financial advisor or call our proxy solicitor, Broadridge, at 1 - 833 - 501 - 4817 . We thank you for your participation. Monroe Capital Corporation THREE WAYS TO VOTE R89304 - LTR WITHOUT A PROXY CARD Call 1 - 833 - 501 - 4817 Monday to Friday, 9:00 a.m. to 10:00 p.m. ET to speak with a proxy specialist. WITH A PROXY CARD Call 1 - 800 - 690 - 6903 with a touch - tone phone to vote using an automated system. PHONE WWW.PROXYVOTE.COM Please have your proxy card in hand when accessing the website. There are easy - to - follow directions to help you complete the electronic voting instruction form. PROXY QUESTIONS? Call 1 - 833 - 501 - 4817 ONLINE VOTE PROCESSING Mark, sign and date your ballot and return it in the postage - paid envelope provided. MAIL Monroe Capital Corporation

WE’RE MISSING YOUR VOTE! VOTE YOUR SHARES TODAY. R89304 - EPR MONROE CAPITAL CORPORATION

YOUR VOTE IS CRITICAL! PLEASE VOTE NOW IMPORTANT NOTICE REGARDING YOUR INVESTMENT IN MONROE CAPITAL CORPORATION Recently, we sent you proxy materials regarding the Annual Meeting of Stockholders that is scheduled for June 18, 2024. Our records indicate that we have not received your vote. We urge you to vote as soon as possible in order to allow the company to obtain a sufficient number of votes to hold the meeting as scheduled. Your vote is important no matter how many shares of stock you own. Please vote promptly so your vote can be received prior to the 2024 Annual Meeting of Stockholders. Monroe Capital Corporation has made it very easy for you to vote. You can fill out and mail in the enclosed proxy card in the envelope provided or, you can choose one of the following methods: VOTE ONLINE To vote online, visit the website http://www.proxyvote.com. Enter the control number that appears on the enclosed proxy card and follow the on - screen prompts to vote. SPEAK WITH A SPECIALIST To speak with a live proxy specialist to answer any proxy - related questions and/or place your vote, call this toll - free number: 1 - 833 - 501 - 4817 Monday through Friday 9am – 10pm, Eastern Time. VOTE BY PHONE To use your touch - tone phone to place your vote, call this toll - free number: 1 - 800 - 690 - 6903. Have the enclosed proxy card with the control number available and follow the touch - tone prompts to vote. THANK YOU FOR VOTING